DELIVERING A BREAKTHROUGH YEAR A NEW ERA OF AGING © 2024 Alignment Healthcare USA, LLC. All Rights Reserved. Alignment Healthcare is a registered trademark with the U.S. Patent and Trademark Office. Exhibit 99.1

Legal Disclaimer Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the Company's ability to attract new members and enter new markets, including the need for certain governmental approvals; its ability to maintain a high rating for its plans on the Five Star Quality Rating System; our ability to develop and maintain satisfactory relationships with care providers that service our members; risks associated with being a government contractor; changes in laws and regulations applicable to its business model; risks related to its indebtedness, including the potential for rising interest rates; changes in market or industry conditions and receptivity to its technology and services; results of litigation or a security incident; and the impact of shortages of qualified personnel and related increases in its labor costs. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2022, and the other periodic reports it files with the SEC. All information provided in this Current Report on Form 8-K is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law. This presentation includes certain market and industry data and statistics, which are based on publicly available information, industry publications and surveys, reports from government agencies, reports by market research firms and our own estimates based on our management’s knowledge of, and experience in, the industry and market in which we compete. Third-party industry publications and forecasts have been obtained from sources we generally believe to be reliable. In addition, certain information contained in this presentation represents management estimates. While we believe our internal estimates to be reasonable, they have not been verified by any independent sources. Such data involve risks and uncertainties and are subject to change. This presentation contains certain “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit, as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities. For a reconciliation of these non-GAAP measures to the corresponding measures calculated in accordance with GAAP, see the Appendix to this presentation.

Establishing a New Paradigm Exceptional 2024 AEP Results ~155,500 health plan members as of Jan. 1, 2024 (YoY net membership adds of 47,200 implies 44% YoY growth) Increasing market share with 82% of growth from plan switchers California markets comprise 86% of AEP sales Investments in AVA, network, sales operations and member experience leading to a 24% reduction YoY in 1/1 disenrollment 2024 Adjusted EBITDA Breakeven Consistent benefit levels in 2024 underpin strong AEP membership growth Positive year-one membership gross margin pmpm experience supports 2024 Adjusted EBITDA breakeven trajectory Membership growth and increasing density in newer markets support enterprise SG&A leverage opportunity Continuous cohort MBR improvement opportunities Favorable 2025 Outlook Alignment tailwinds versus competitor headwinds Widening stars payment advantages in California Continued phase-in of risk model changes 2025 growth opportunity, cohort margin improvements, investments in AVA and other core infrastructure enhancements driving 2025 profitability outlook Successful 2024 Annual Enrollment Period (AEP) and Operational Execution Lay Foundation for Favorable 2024 / 2025 Outlook

Payvider Model: Visibility, Control and Durability

1 Product and Network Control

- **Curated Products** tailored to senior lifestyles
- **High-quality provider networks**
- **Concierge-level support** for a premium member experience

2 Data Proximity and Richness: AVA

- **Alignment Virtual Application (AVA)**: Purpose-built technology platform
- **Detailed**, **real time member data** to support health plan operations
- **Actionable insights** enable timely medical intervention by our Care Anywhere teams

3 Capital Efficient Clinical Engagement: CAW

- **Care Anywhere (CAW)**: Employed clinical teams who act on AVA insights
- **Engage proactively** with our highest-risk seniors to improve member health
- Agile teams **deployed at home and virtually**

4 MA Platform Enables Virtuous Cycle

- **Improve health outcomes** through AVA insights and Care Anywhere clinical intervention
- **Medical savings** result from lowering avoidable costs
- **Reinvestment** into superior products using savings derived from medical savings

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Purpose-Built Medicare Advantage Platform Company DRIVES SUSTAINABLE GROWTH PERSONALIZED CARE SUPERIOR EXPERIENCE AND ENGAGEMENT RICHEST COVERAGE AND BENEFITS HIGH-QUALITY, LOW-COST CARE 1 2 3 4 5 AVA Technology Developed deeper provider relationships Bolstered 24/7 concierge services Addressed member townhall feedback Insourced member experience functions Enhanced supplemental vendor management Streamlined 2024 product benefits Increased employed Care Anywhere clinical staff and engagement Invested in Stars capabilities YoY net membership adds of 47,200 as of Jan. 1, 2024, implies 44% YoY growth Ensured YoY benefit stability Launched co-branded relationships Invested in curated, ethnic-oriented products Virtuous Cycle: Doing Well by Doing Good

Creates Visibility, Control, and Durability Across Value Drivers Required for Success AVA Platform Performance Management Real-time outcome tracking and performance measurement across value drivers Unified Data Platform Actionable Data and Insights | Accurate, Timely, Complete Core Infrastructure Applications Integrated applications and data across the company Value Drivers Product • Sales • Retention • Stars • Risk Adjustment • Utilization • Unit Cost • G&A Scale Growth Applications Broker and member portals Quality / Risk Adjustment Applications Timely, complete, accurate and compliant documentation Quality / Stars Applications Effective quality program management Care Management Applications Population health and care management

We Manage Cost by Managing Care

AVA stratifies members into risk categories; Care Anywhere teams proactively target interventions for chronic, high-risk members (1)

AVA | Member Risk Stratification

74% MEMBERSHIP | **5%** INSTITUTIONAL COSTS

26% MEMBERSHIP | **95%** INSTITUTIONAL COSTS

HEALTHY	HEALTHY UTILIZER	PRE-CHRONIC	CHRONIC
74% MEMBERSHIP	7% MEMBERSHIP	7% MEMBERSHIP	12% MEMBERSHIP
5% INSTITUTIONAL CLAIMS	19% INSTITUTIONAL CLAIMS	1% INSTITUTIONAL CLAIMS	74% INSTITUTIONAL CLAIMS

Average Member Primary Care Physician (PCP) Visits Per Year: ~5 (2)

Estimated Care Anywhere Member Touches Per Year: ~25 (3)

Care Anywhere Team

Proactive Outreach | 24/7 access | Enhanced Care Coordination

- Physician
- Advanced Practice Clinician
- Medical Assistant
- Social Worker
- Behavioral Health Coach
- Case Manager
- Care Coordinator

Notes:
1. Based on at-risk members, Aug 2022 - Jul 2023 dates of service.
2. Based on October 2022 to September 2023 encounter data.
3. Estimated number of visits per year includes members who had an initial CAW visit plus estimates including program-based follow-up activities and engagement (telephonic and virtual).

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Early Identification by AVA & Proactive Engagement by Care Anywhere Notes: Care Anywhere eligible and enrolled members as of January 2020 through July 2022. Average changes in expenses 12-months before and after date of eligibility or enrollment. Includes members with at least 12 months of “pre” and “post” data The percentage of members identified as high-risk who have an inpatient admission over a 30-day period Change in Institutional Claims Expense 12-Months Following Care Anywhere Enrollment or Eligibility1 (lower is better) (but not enrolled) 30% Net Improvement AVA Inpatient Admission Recall Rate 30-day admission prediction model AVA’s predictive models are highly accurate at forecasting inpatient events … … enabling our Care Anywhere teams to support our sickest members and improve health outcomes Leads to Better Outcomes for our Most Vulnerable Members

Key Value Drivers Continuous Improvements to AVA Across Value Drivers IPO March 2021 Panel Management October 2021 Eligibility and Benefits August 2022 Utilization Management August 2022 Sales Retention Stars Risk Code Completion Utilization OpEx Leverage Broker Intelligence January 2023 Today January 2024 Enable Enhancements to our Virtuous Cycle CRM January 2022 Provider Data Platform January 2023 Case Management September 2023 AVA Modules & Applications Developed Since IPO

Leading with Outstanding Quality >90% of Members in 4+ Star Plans Replicating Results in New Markets Delivering a Premium Member Experience Materializing Higher Member Retention >60 NPS | 4.9 Star Google Rating 4.5 Star Rating in NC and NV 40% Lower Voluntary Disenrollment vs. Industry Alignment has achieved ~155 to 165 Admissions / K over the past 6 years Inpatient Admissions / K 12% MBR Savings Quality and Experience Clinical Outcomes Financial Results 5-Year Membership Compound Annual Growth Rate (CAGR) 2022A 2023E Medicare Advantage MBR 86.1% 87.4% Notes: NPS based on Deft Research’s 2021 Medicare Member Experience Study. Google Rating based on Alignment Health Corporate HQ rating; composite of more than 2,300 ratings as of Dec 23 Voluntary disenrollment based on CY21 CMS Stars reporting for H3815 and national avg. Illustrative MBR savings based on approximate average unit cost per admission/event 1 2 4 4. Medicare FFS data represents 2019 Medicare FFS using ALHC’s 2021 membership mix by county; ALHC data represents YTD 2023 At-Risk member utilization metrics as of September 30, 2023. 5. Defined as total medical expenses excluding depreciation and equity-based compensation divided by total revenues, excluding ACO REACH. 2023E represents the midpoint of Low/High guidance provided November 2, 2023 6. ALHC CAGR based on the midpoint of 2024 year-end membership guidance provided as of January 8, 2024 3 5 Alignment Healthcare Delivers Industry-Leading Results 6

Our Durable Growth Engine is Just Getting Started 155,500 Health Plan Seniors as of Jan. 1, 2024 ~30% mix of dual-eligible & C-SNP 53 Markets Across CA, NC, NV, AZ, TX, FL >1,500 Employees >400 Clinical + Tech Employees Notes: Health plan membership excludes members in RBO and excludes ACO REACH members. 2023E reflects Low/High year-end membership and revenue guidance as of November 2, 2023 2024E reflects Low/High year-end membership guidance as of January 8, 2024 ALHC CAGR based on the midpoint of 2024 year-end membership guidance provided as of January 8, 2024 27% 5-Year Membership CAGR4 vs. Industry at 8.6% 2 3 Guided Year-End Health Plan Members1 Reported Year-End Health Plan Members1 Total Revenue

Retention and Member Experience: Insourced call center and improved supplemental benefit vendor management Sales Operations: Hired key sales personnel and improved local sales activities Product Leadership: Enhanced market-level bid tactics and simplified benefits Durable and Aligned Networks: Accelerated local provider engagement Successful Execution of Operational Initiatives… 1 Stars: California competitor Star ratings dropping significantly while ALHC maintains 4 Stars in CA Risk Model: We are relatively advantaged amidst risk model changes Care Model: AVA & Care Anywhere allow us to control medical utilization of highest-cost members relative to elevated industry trends Margin Focused: We remained disciplined during previously aggressive bid dynamics ... Resulted in Favorable Competitive Tailwinds 2 Focused Investments and Execution Establish Durable Competitive Advantages Stars Tracking and Transparency: Focused clinical and operational resources on Stars execution

Industry-Leading 2024 Growth Notes: Calculated as the number of members disenrolling as of January 2024, divided by the total number of unique members +44% Membership Growth Percentage of 2024 AEP Sales by Prior Enrollment Status 82% of Sales from Competing Plans Curated Products, Sales Execution and Brand Recognition Drive Robust Growth Supported by Retention Improvements Resulting from Excellent Service Meaningful Market Share Gains from Competitors 24% Reduction in 1/1 Disenrollment AEP (Jan 1) Disenrollment Trends 1 Results in Meaningful Market Share Gains 1 2 3 Jan 1 Medicare Advantage Enrollment

Notes: 2024 vs 2023, weighted by Alignment’s estimated January 1 membership by plan ID Weighted average of full-year 2021 to 2023, excludes stock-based compensation and depreciation embedded in medical expense Calculated as adjusted selling, general and administrative expenses divided by total revenue excluding ACO REACH Member growth represents year-over-year Medicare Advantage health plan membership growth as of December in years 2022-2024E 2023E reflects Low/High guidance as of November 2, 2023; 2024E reflects Low/High guidance as of January 8, 2024 AEP Growth Supports 2024 Adjusted EBITDA Breakeven Target… Consistent Product Value YoY +0.7% 2 3 Not Increasing Benefits Dramatically from 2023 to 2024… Change in Weighted Average Actuarial Benefit Value1 Positive New Member Gross Profits Demonstrated by Historical Experience and Expected to Continue in 2024 Historical Year 1 Membership Gross Margin2 $89 pmpm Continued Operating Leverage in 2024 3, 4, 5 Supported by Successful 2024 AEP TBA 3 5 … While Growing Membership 44% YoY 1 14% HP Member Gr. 20% HP Member Gr. 38% HP Member Gr. Our care model, AVA technology, provider engagement and member experience deliver profitable unit economics and scalable growth 5

Consistently improving at-risk MBRs over time across vintages Efficacy of operating model demonstrated across cohorts consisting of different mixes of members by product, market and provider group … Combined with Continuous Cohort MBR Improvement Opportunities Notes: ALHC At-Risk data reflects 2014- July 2023 dates-of-service. Claims paid through October 2023. Based on continuous At-Risk membership / market performance. At-risk defined as a member where Alignment manages and is at-risk for the institutional claims. CA pro forma to reflect 4.0 Stars; historical NC RBO shown based on estimated gross revenue. Reflects Part C third party medical expense relative to Part C revenue, including annual clinical model investments. MBR by Member Cohort Year1 At-Risk Member Experience Year 1 vs. Most Recent Cohort Year MBR1 At-Risk Member Experience Historical cohort performance supports 2024 adjusted EBITDA target 2024 sales create significant 2025 cohort improvement opportunity 700 bps better 85% ALHC At-Risk (Actual Experience)1

2022 2023 2024 2023 2024 2025 Widening Stars Advantage in 2025 Notes: Membership data as of December of each year Percentage of Competitor California Membership in Plans Rated 4 Stars or Greater 1 Rating Year Payment Year Supports California Growth Outlook 100% for Total Company 94% for Total Company 92% for Total Company

Disruptive, purpose-built Medicare Advantage platform Delivering A Breakthrough Year Investments in operations and AVA accelerating our virtuous cycle Durable growth supports 2024 Adjusted EBITDA breakeven target Widening competitive advantage versus incumbents (Stars, Risk Adjustment) Favorable 2025 outlook: Cohort improvements and robust growth opportunities Strategic Decisions and Execution Converging to Drive Long-Term Success